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                                                                    EXHIBIT 99.3

                AMENDMENT NO. 6 TO SECURITIES EXCHANGE AGREEMENT

              AMENDMENT NO. 6 (this "Agreement"), dated as of December 31, 2002, in respect of the Securities Exchange Agreement dated as of May 6, 1998, as heretofore amended (said Securities Exchange Agreement, as so amended, being the "Securities Exchange Agreement," and the terms defined therein being used herein as therein defined unless otherwise defined herein) among CORAM, INC., a Delaware corporation (the "Company"), CORAM HEALTHCARE CORPORATION, a Delaware corporation ("Holdings"), CERBERUS PARTNERS, L.P. ("Cerberus"), GOLDMAN SACHS CREDIT PARTNERS L.P. ("GSCP") and FOOTHILL CAPITAL CORPORATION ("Foothill") (each a "Noteholder" and, together with any other holders from time to time of interests in the Series A Notes or Series B Notes, collectively, the "Noteholders").

                                   WITNESSETH:

              WHEREAS, the Noteholders, the Company and Holdings entered into the Securities Exchange Agreement, pursuant to which the Noteholders received, among other things, Series A Notes and Series B Notes, as the case may be, in exchange for the Noteholders' interests in the Subordinated Rollover Notes and the Warrants;

              WHEREAS, pursuant to an Exchange Agreement, dated as of December 29, 2000, by and among the Company and the Noteholders (the "December 2000 Exchange Agreement"), the Noteholders exchanged (the "December 2000 Exchange") approximately $97,715,434 aggregate principal amount of Series A Notes and forgave $11,610,542 of accrued but unpaid interest on the Series A Notes and the Series B Notes for their pro rata share of 905 shares of the Series A Preferred Stock, $0.001 par value per share of the Company (the "Series A Preferred Stock");

              WHEREAS, following the December 2000 Exchange, the Noteholders held $61,207,938 aggregate principal amount of Series A Notes and $92,084,099 aggregate principal amount of Series B Notes (collectively, the "December 2000 Notes");

              WHEREAS, pursuant to an Exchange Agreement, dated as of December 31, 2001, by and among the Company and the Noteholders (the "December 2001 Exchange Agreement"), the Noteholders exchanged (the "December 2001 Exchange") approximately $21,000,000 aggregate principal amount of Series A Notes and forgave $1,900,500 of accrued but unpaid interest on the Series A Notes and on the Series B Notes for their pro rata share of 189.5705 shares of the Series A Preferred Stock;

              WHEREAS, following the December 2001 Exchange, the Noteholders held $40,207,938 aggregate principal amount of Series A Notes and $92,084,099 aggregate principal amount of Series B Notes (collectively, the "December 2001 Notes");

              WHEREAS, as of the date hereof, the Noteholders own in the aggregate 100% of the outstanding principal amount of the Series A Notes and Series B Notes;


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              WHEREAS, pursuant to an Exchange Agreement, dated as of December
31, 2002, by and among the Company and the Noteholders (the "December 2002 Exchange Agreement"), the Noteholders have agreed to exchange (the "December 2002 Exchange") an additional $40,207,938 aggregate principal amount of Series A Notes, which constitutes all of the outstanding amount of the Series A Notes, and $83,084,099 aggregate principal amount of Series B Notes, and $23,878,717 of accrued but unpaid interest on the Series A Notes and the Series B Notes for their pro rata share of 1,218.28079 shares of the December 2002 Preferred Stock (as defined in the December 2002 Exchange Agreement);

              WHEREAS, following the December 2002 Exchange, the Noteholders will hold $9,000,000 aggregate principal amount of Series B Notes (the "December 2002 Notes");

              WHEREAS, as further consideration for the December 2002 Exchange, the Company, Holdings and the Noteholders have agreed to amend the maturity of the December 2002 Notes; and

              WHEREAS, the Company, Holdings and the Noteholders have agreed to amend the Securities Exchange Agreement and to enter into this Agreement upon the terms and subject to the conditions contained herein;

              NOW, THEREFORE, the parties hereto agree as follows:

              SECTION 1. Amendments to the Securities Exchange Agreement. Upon the satisfaction of the conditions contained in Section 4 of this Agreement,
Section 1 to the Securities Exchange Agreement is hereby amended by deleting the existing definitions of "Series A Maturity Date" and amending the definition of "Series B Maturity Date" and replacing it with the following:

              "Series B Maturity Date" shall mean the earlier of (i) June 30, 2003, and (ii) the effective date of a Joint Plan of Reorganization of Holdings and the Company.

              SECTION 2. Representations and Warranties of the Company and Holdings. Each of the Company and Holdings hereby represents and warrants as to itself and the Coram Parties that the execution, delivery and performance of this Agreement and the Amended and Restated Series B Senior Subordinated Convertible Notes (collectively, the "Amendment Agreements") have been each duly authorized by all necessary corporate action on the part of such Coram Party and the Amendment Agreements and the Securities Exchange Agreement amended hereby each constitute a legal, valid and binding obligation of such Coram Party, enforceable against it in accordance with their terms.

              SECTION 3. Representations and Warranties of the Noteholders. Each of the Noteholders hereby represents and warrants as to itself that the execution, delivery and performance of this Agreement have been duly authorized by all necessary corporate or partnership action on the part of such Noteholder.


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              SECTION 4. Conditions to Effectiveness. The amendments contained in Section 1 of this Agreement shall be subject to the satisfaction of the following conditions precedent:

                  (a) the due execution and delivery of this Agreement by each of the Noteholders, Holdings and the Company;

                  (b) the due execution and delivery of an Amended and Restated Series B Senior Subordinated Convertible Note to each of the Noteholders; and

                  (c) the conditions precedent set forth in Section 6 of the December 2002 Exchange Agreement have been satisfied in full by the Company or have been waived by the Noteholders, in their sole discretion.

              SECTION 5. Effect on the Securities Exchange Agreement. Except as amended hereby, the Securities Exchange Agreement and the other Note Documents shall remain in full force and effect. Except as set forth herein, nothing in this Agreement shall be deemed to (i) constitute a forbearance or waiver of compliance by any of the Coram Parties of any term, provision or condition of the Securities Exchange Agreement or any other instrument or agreement referred to therein or under the Note Documents or (ii) prejudice any right or remedy that any Noteholder may not have or may have in the future under or in connection with the Securities Exchange Agreements or any other Note Document.

              SECTION 6. Counterparts. This Agreement may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed to be an original and all of which taken together constitute one and the same agreement.

              SECTION 7. Governing Law. The validity, interpretation and enforcement of this Agreement shall be governed by, and construed in accordance with, the laws of the State of New York, without regard to the conflict of laws principles thereof.

              SECTION 8. Headings. Section headings in this Agreement are included herein for the convenience of reference only and shall not constitute part of this Agreement for any other purpose.

              SECTION 9. References. References herein and in the other Note Documents to the "Securities Exchange Agreement," "this Agreement," "hereunder," "hereof," or words of like import referring to the Securities Exchange Agreement, shall mean and be a reference to the Securities Exchange Agreement as amended hereby.


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              IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed and delivered by their proper and duly authorized officers as of the date set forth above.

                             CORAM, INC.

                             By:         /s/ SCOTT R. DANITZ
                                 -----------------------------------------------
                             Name:  Scott R. Danitz
                             Title: Senior Vice President, Chief Financial Officer & Treasurer


                             CORAM HEALTHCARE CORPORATION


                             By:         /s/ SCOTT R. DANITZ
                                ------------------------------------------------
                             Name:  Scott R. Danitz
                             Title: Senior Vice President, Chief Financial Officer & Treasurer


                             CERBERUS PARTNERS, L.P.
                             By: Cerberus Associates, LLC
                             Its: General Partner

                             By:         /s/ MARK A. NEPORENT
                                ------------------------------------------------
                             Name:  Mark  A. Neporent
                             Title: Managing Director


                             GOLDMAN SACHS CREDIT PARTNERS L.P.


                             By:         /s/ EDMUND KEARNS
                                ------------------------------------------------
                             Name:  Edmund Kearns
                             Title: Authorized Signatory

                             FOOTHILL CAPITAL CORPORATION


                             By:         /s/ M. E. STEARNS
                                ------------------------------------------------
                             Name:  M. E. Stearns
                             Title: Sr. VP


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